UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Erasca, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40602	83-1217027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3115 Merryfield Row Suite 300
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 465-6511

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ERAS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of President, Research & Development

Effective August 10, 2026, Charles S. Fuchs, M.D., M.P.H., was appointed President, Research & Development of Erasca, Inc. (“the Company”).

Dr. Fuchs, age 66, is a distinguished physician-scientist and internationally recognized leader in oncology with more than three decades of leadership experience in cancer research, clinical care, and biopharmaceutical drug development. From December 2025 to August 2026, he served as Chief Medical Officer of Tubulis GmbH (acquired by Gilead), where he oversaw clinical strategy and pipeline development. Prior to Tubulis, from March 2021 to December 2025 he served as Senior Vice President and Global Head of Oncology and Hematology Product Development for both Genentech and its parent company, Roche. Dr. Fuchs served as Director of the Yale Cancer Center and Physician-in-Chief at Smilow Cancer Hospital from January 2017 to February 2021. He was previously professor of medicine at Harvard Medical School and chief of the gastrointestinal oncology division and the Robert T. and Judith B. Hale Chair in Pancreatic Cancer at Dana-Farber Cancer Institute from July 2007 to December 2016. Dr. Fuchs also serves on the board of directors of CytomX Therapeutics and as a senior advisor to Frazier Life Sciences. Dr. Fuchs received his medical degree from Harvard Medical School in 1986. He completed his medical residency at Brigham and Women’s Hospital, where he also served as chief medical resident, and completed his medical oncology fellowship at Dana-Farber Cancer Institute. In 1994, he received his M.P.H. from Harvard School of Public Health.

There are no arrangements or understandings with the Company or any other person pursuant to which Dr. Fuchs was appointed to serve as the Company’s President, Research & Development. There are no family relationships between Dr. Fuchs and any director or executive officer of the Company, and there are no related party transactions of the kind described in Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, in which Dr. Fuchs was a participant.

In connection with his employment, the Company entered into an employment offer letter with Dr. Fuchs, effective August 10, 2026 (the “Employment Agreement”), providing for the terms of his employment, including (i) an annual base salary of $570,000; (ii) an annual target bonus equal to 45% of his base salary; and (iii) a stock option award to purchase 1,300,000 shares of the Company’s common stock. The stock options vest over a four year vesting schedule, with 25% of the stock options vesting on the first anniversary of Dr. Fuchs’ start date and the remaining stock options vesting in equal monthly installments thereafter, subject to his continued employment or service through the applicable vesting date. 1,278,520 of the stock options were granted under the Company’s 2026 Employment Inducement Incentive Award Plan (the “Inducement Plan”), as described below, and the remaining options were granted under the Company’s 2021 Incentive Award Plan. The stock options will have an exercise price equal to the closing price of the Company’s common stock on The Nasdaq Global Select Market on the date of grant.

In connection with his employment, Dr. Fuchs was also named as a “Tier 1 Covered Employee” under the Company’s Severance and Change and Control Severance Plan (the “Severance Plan”), a copy of which was filed as Exhibit 10.4 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-257436), filed with the SEC on July 12, 2021.

In connection with his employment, Dr. Fuchs entered into the Company’s standard form of Indemnification Agreement, a copy of which was filed as Exhibit 10.17 to Amendment No. 1 to the Company’s Registration Statement on Form S-1 (File No. 333-257436), filed with the SEC on July 12, 2021.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Employment Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2026.

Adoption of 2026 Employment Inducement Incentive Award Plan

Effective August 10, 2026, the Board adopted the Inducement Plan and reserved 6,200,000 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Plan.

The Inducement Plan was adopted without stockholder approval pursuant to the applicable Nasdaq Listing Rules. The Inducement Plan provides for the grant of equity-based awards, including nonstatutory stock options, restricted stock units, restricted stock, stock appreciation rights, performance shares and performance stock units, and its terms are substantially similar to the Company’s 2021 Incentive Award Plan, including with respect to treatment of equity awards in the event of a “merger” or “change in control” as defined under the Inducement Plan, but with such other terms and conditions intended to comply with the Nasdaq inducement award exception or to comply with the Nasdaq acquisition and merger exception.

In accordance with the Nasdaq Listing Rules, awards under the Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the

Company), as an inducement material to the individuals’ entry into employment with the Company or being rehired following a bona fide period of interruption of employment by the Company, or, to the extent permitted by the Nasdaq Listing Rules, in connection with a merger or acquisition.

The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Inducement Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erasca, Inc.

Date:	August 10, 2026	By:	/s/ Ebun Garner
Ebun Garner, Chief Legal Officer